PACHOLDER FUND, INC.
--------------------------------------------------------------------------------
Dear Stockholders:

  The Pacholder Fund, Inc. ("PHF" or the "Fund") rebounded in the fourth quar-ter of 1998 from the liquidity-driven fall suffered in the third quarter in all credit-oriented fixed income markets. For the quarter ended December 31, 1998 PHF recorded its best quarter of the year with a total return of 3.66% compared to the CS First Boston High Yield IndexTM (the "Index") total return of 2.74%. For the year ended December 31, 1998 the Fund recorded a total return of (3.19)% compared to the Index total return of 0.58%. PHF experienced a signifi-cant rebound in the valuation of many of its bond positions during the last two months of the year, resulting in strong performance for the fourth quarter. While we built up a cash position in the Fund during the July through October period because of our concerns over the near-term direction of the market, we returned to a fully invested status by the end of the year. We moved aggres-sively to invest our cash because of the positive change in the technical di-rection of the market and the attractive opportunities to purchase better qual-ity credits at wider spreads and lower prices than were available as recently as the second quarter. During the quarter we also continued to upgrade the credit quality of the portfolio and to reduce exposure to cyclical industries and sectors that we believed to be relatively unattractive, a process we began in the second quarter.

Overview of 1998

  Although 1998 was difficult, it was an interesting year in the high yield market. The market characteristics during the first half of the year were very similar to 1997--consistent demand for the high yield bonds from mutual funds, insurance companies, and others seeking higher yielding fixed income product; high levels of primary issuance of new bonds; continued economic growth in the U.S. with stable to declining interest rates; and lower than average default rates on corporate debt. As a result of this environment, spreads remained rel-atively stable in the market, although the pressure for spread widening began to build by the end of the summer.

  The financial crisis in Asia, which began in late 1997, spread to other de-veloping economic regions of the world during the first half of the year. A li-quidity crisis ensued in August, after Russia defaulted on certain debt obliga-tions, and fears of a global recession affected all of the capital markets around the world, particularly credit-driven fixed income markets such as high yield. In the high yield market, liquidity declined and high yield spreads and yield premiums continued to increase to levels not seen since 1991. The spread to Treasuries of the Index widened from 386 basis points at the beginning of the year to 743 basis points at the end of October. In addition, the yield pre-mium of the Index, calculated by dividing the yield spread between the compara-ble Treasury rate and the Index by the comparable Treasury rate, increased dra-matically from 67% at the beginning of the year to 166% at the end of October. Most high yield participants, including both portfolio managers and broker/dealers, became risk averse during this period, adding to the downward pressure on the market. As a result of these factors, the high yield market ex-perienced its worst quarter since the third quarter of 1990.

  The turning point in the domestic security markets came on October 15, when the Federal Reserve's Open Market Committee, in a surprise move between regular meetings, reduced the Fed Funds Rate by 25 basis points for the second time in three weeks. This move signaled the Federal Reserve's interest in reinvigo-rating confidence in the capital markets to avert a protracted credit crunch, which may have driven the U.S. economy into a recession. In stark contrast to August, the market reported its best monthly return of the year in November. Activity in the market increased during the latter part of the quarter, as most market participants recognized the value created by the recent market turbu-lence. With the market's technical improvement, the spread of the Index com-pressed from its October peak of 743 basis points to 657 basis points, and the yield premium compressed from 166% to 141%, still above the 10-year monthly av-erage spread of 531 basis points, and well above the 10-year monthly average yield premium of 70%.

Outlook

  We believe the high yield market currently provides exceptionally attractive opportunities on a relative value basis compared to other fixed income alterna-tives. During the history of the high yield market there have been only a few periods where spreads have been as wide as they are now. However, in all of those periods the economic and interest rate environments were not as favora-ble. In addition, corporate debt default rates remain below long-term averages, which is another positive factor for the current high yield environment. Market activity has continued to increase so far this year, and we have seen a resur-gence in the level of new high yield debt issuance, a sign that there is strong demand for high yield bonds. It appears that the U.S. economy will continue to grow this year, creating a healthy environment for high yield bonds. With the total market size now standing at nearly $600 billion, there are ample opportu-nities for us to continue to find attractive investments for the Fund.

PACHOLDER FUND, INC.
--------------------------------------------------------------------------------
Performance Summary

  The performance of the Fund as compared to the Index is illustrated in the following table.

--------------------------------------------------------------------------------

                            Performance Comparison*
                    (For the year ended December 31, 1998)
--------------------------------------------------------------------------------
                                                                   Since
                                                                Inception**
                                       Year                     (Annualized)
--------------------------------------------------------------------------------
Pacholder Fund, Inc.***               (3.19)%                      11.22%
--------------------------------------------------------------------------------
CS First Boston High Yield
 Index/TM/                             0.58%                       10.65%
--------------------------------------------------------------------------------

  * The CS First Boston High Yield Index/TM/ is an unmanaged index that is widely used as a measurement of high yield market performance. These figures assume reinvestment of interest, dividends and capital gains distributions and participation in rights offerings, as applicable. Past performance is no guarantee of future results.
 ** Inception date -- November 11, 1988.
*** Return based on Net Asset Value.

  In December, the Fund's Board of Directors approved a change in the Fund's dividend policy. Starting in January 1999, the Fund began to pay its regular dividend monthly rather than quarterly, which had been its policy since the Fund's inception in 1988. This change was implemented in recognition of the im-portance of the income orientation of the Fund's shareholders and the fact that many other bond funds distribute income on a monthly basis.

  As always, we appreciate your interest in the Fund and look forward to your continued support.

Sincerely,

/s/ Anthony L. Longi, Jr.

Anthony L. Longi, Jr.
President

February 5, 1999
---------------------------------------


DIVIDEND REINVESTMENT PLAN

  The Dividend Reinvestment Plan offers you an automatic way to reinvest your dividends and capital gains distributions in shares of the Fund. For an enroll-ment form and detailed information about the Plan, please contact Star Bank, N.A. Corporate Trust Services, 425 Walnut Street, ML 5125, P.O. Box 1118, Cin-cinnati, Ohio 45201-1118, (800) 727-1919 ext. 5788.

PACHOLDER FUND, INC.
--------------------------------------------------------------------------------
Statement of Net Assets
December 31, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                        Percent
                                                       Par              of Net
Description                                           (000)    Value    Assets
-------------------------------------------------------------------------------
CORPORATE DEBT SECURITIES -- 94.6%
AUTO PARTS & EQUIPMENT -- 3.7%
 Cambridge Industries, Inc., Sr Sub Nt, 10.25%,
  7/15/07                                             $1,000 $  860,000   0.5%
 Harvard Industries, Inc., Sr Sec Nt, 14.5%, 9/1/03    1,500  1,500,000   1.0
 Hayes Lemmerz Intl, Inc., Sr Sub Nt, 9.125%, 7/15/07  1,000  1,037,500   0.7
 JPS Automotive Products Corp., Sr Nt, 11.125%,
  6/15/01                                              1,350  1,417,500   0.9
 Safety Components International, Inc., Sr Sub Nt,
  10.125%, 7/15/07                                     1,000    990,000   0.6
                                                             ----------  ----
                                                              5,805,000   3.7
BROADCAST RADIO & TV -- 10.9%
 Ackerly Group, Inc., Sr Sub Nt,
  9%, 1/15/09/2/                                       1,000  1,015,000   0.6
 Citadel Broadcasting Company, Sr Sub Nt, 10.25%,
  7/1/07                                               1,500  1,631,250   1.0
 Cumulus Media, Inc., Sr Sub Nt, 10.375%, 7/1/08       1,750  1,855,000   1.2
 Granite Broadcasting Corp., Sr Sub Nt, 10.375%,
  5/15/05                                              1,625  1,641,250   1.0
 LIN Holdings Corp., Sr Disc Nt,
  0/10%, 3/1/08                                        1,000    700,000   0.5
 LIN Television Corp., Sr Sub Nt, 8.375%, 3/1/08       1,000  1,000,000   0.6
 Outdoor Communications, Inc., Sr Sub Nt, 9.25%,
  8/15/07                                              1,000  1,060,000   0.7
 Radio One, Inc., Sr Sub Nt,
  7/12%, 5/15/04                                       2,220  2,220,000   1.4
 Salem Communications, Sr Sub Nt, 9.5%, 10/1/07        1,000  1,030,000   0.7
 Spanish Broadcasting System, Sr Nt, 7.5/12.5%,
  6/15/02                                                500    540,000   0.3
 Spanish Broadcasting System, Sr Nt, 11%, 3/15/04      1,625  1,722,500   1.1
 Tri-State Outdoor Media, Sr Nt,
  11%, 5/15/08                                         1,250  1,243,750   0.8
 Young Broadcasting Inc., Sr Sub Nt, 8.75%, 6/15/07    1,500  1,522,500   1.0
                                                             ----------  ----
                                                             17,181,250  10.9

                                                                    Percent
                                                   Par              of Net
Description                                       (000)    Value    Assets
-------------------------------------------------------------------------------
BUILDING -- 4.2%
 Associated Materials, Inc., Sr Sub Nt, 9.25%,
  3/1/08                                          $1,000 $1,000,000   0.6%
 Fedders North America, Inc., Sr Sub Nt, 9.375%,
  8/15/07                                          1,500  1,511,250   1.0
 MMI Products, Inc., Sr Sub Nt, 11.25%, 4/15/07    1,250  1,350,000   0.9
 Omega Cabinets, Ltd, Sr Sub Nt, 10.5%, 6/15/07    1,750  1,715,000   1.1
 Williams Scotsman, Inc., Sr Nt, 9.875%, 6/1/07    1,000  1,027,500   0.6
                                                         ----------   ---
                                                          6,603,750   4.2
BUSINESS SERVICES & EQUIPMENT -- 3.4%
 Iron Mountain, Inc., Sr Sub Nt, 8.75%, 9/30/09    1,125  1,158,750   0.7
 Knoll Inc., Sr Sub Nt, 10.875%, 3/15/06           1,525  1,677,500   1.1
 Pierce Leahy Corp., Sr Sub Nt, 11.125%, 7/15/06   1,375  1,519,375   1.0
 United Stationers Supply Co., Sr Sub Nt, 12.75%,
  5/1/05                                             833    928,795   0.6
                                                         ----------   ---
                                                          5,284,420   3.4
CABLE TELEVISION -- 4.3%
 Avalon Cable of Michigan, LLC,
  Sr Sub Nt, 9.375%, 12/1/08/2/                    1,000  1,022,500   0.6
 Classic Communications, Inc., Sr Nt w/ warrant,
  0/13.25%, 8/01/09/2/                             1,750  1,058,750   0.7
 Fundy Cable Ltd., Sr Nt,
  11%, 11/15/05                                    1,500  1,590,000   1.0
 James Cable Partners L.P., Sr Nt, 10.75%,
  8/15/04                                          1,250  1,300,000   0.8
 Mediacom LLC/Capital Corp., Sr Nt, 8.5%, 4/15/08  1,800  1,842,750   1.2
                                                         ----------   ---
                                                          6,814,000   4.3

PACHOLDER FUND, INC.
--------------------------------------------------------------------------------
Statement of Net Assets (continued)
December 31, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                  Percent
                                                 Par              of Net
Description                                     (000)    Value    Assets
-------------------------------------------------------------------------
CHEMICALS/PLASTIC -- 6.3%
 AEP Industries, Inc., Sr Sub Nt,
  9.875%, 11/15/07                              $1,000 $1,007,500   0.6%
 Applied Extrusion Technologies Inc.,
  Sr Unsecd Nt, 11.5%, 4/1/02                    1,500  1,563,750   1.0
 Berry Plastics Corp., Sr Sub Nt,
  12.25%, 4/15/04                                1,750  1,824,375   1.2
 Indesco International, Inc., Sr Sub Nt, 9.75%,
  4/15/08                                        1,750  1,645,000   1.0
 Polymer Group, Inc., Sr Sub Nt,
  9%, 7/1/07                                     1,500  1,485,000   1.0
 Portola Packaging Inc., Sr Nt,
  10.75%, 10/1/05                                1,250  1,275,000   0.8
 Tekni-Plex Inc., Sr Sub Nt,
  9.25%, 3/1/08                                  1,000  1,045,000   0.7
                                                       ----------   ---
                                                        9,845,625   6.3
CLOTHING & TEXTILE -- 1.1%
 Coyne International Enterprises Corp.,
  Sr Sub Nt, 11.25%, 6/1/08/2/                   1,750  1,715,000   1.1
                                                       ----------   ---
CONGLOMERATE -- 0.3%
 Siebe Inc., Sr Sec Nt,
  11.22%, 1/29/01/3/                               417    442,916   0.3
                                                       ----------   ---
COSMETICS/TOILETRIES -- 0.6%
 JB Williams Holdings Inc., Sr Nt,
  12%, 3/1/04                                      875    918,750   0.6
                                                       ----------   ---
DRUGS -- 1.0%
 NBTY, Inc., Sr Sub Nt,
  8.625%, 9/15/07                                1,000    975,000   0.6
 Twin Laboratories, Inc., Sr Sub,
  10.25%, 5/15/06                                  650    702,000   0.4
                                                       ----------   ---
                                                        1,677,000   1.0
ECOLOGICAL SERVICES & EQUIPMENT -- 1.3%
 American Eco Corp., Sr Nt,
  9.625%, 5/15/08                                1,000    525,000   0.3
 ICF Kaiser International Inc., Sr Sub Nt 13%,
  12/31/03                                       1,500    750,000   0.5
 Norcal Waste Systems, Sr Nt,
  13.5%, 11/15/05                                  750    825,000   0.5
                                                       ----------   ---
                                                        2,100,000   1.3

                                                                       Percent
                                                      Par              of Net
Description                                          (000)    Value    Assets
------------------------------------------------------------------------------
ELECTRONICS/ELECTRIC -- 3.6%
 Airxcel, Inc., Sr Sub Nt,
  11%, 11/15/07                                      $1,175 $1,180,875   0.8%
 Communications Instruments, Inc.,
  Sr Sub Nt, 10%, 9/15/04                             1,850  1,780,625   1.1
 Elgar Holdings, Inc., Sr Nt,
  9.875%, 2/1/08                                      1,000    890,000   0.6
 Wesco Distribution, Inc., Sr Sub Nt, 9.125%, 6/1/08  1,250  1,250,000   0.8
 Windmere-Durable Holdings, Inc.,
  Sr Sub Nt, 10%, 7/31/08                               500    467,500   0.3
                                                            ----------   ---
                                                             5,569,000   3.6
EQUIPMENT LEASING -- 2.1%
 Coinmach Corp., Ser D Sr Nt,
  11.75%, 11/15/05                                    1,700  1,853,000   1.2
 United Rentals, Inc., Sr Sub Nt,
  9.5%, 6/1/08                                        1,000  1,010,000   0.6
 United Rentals, Inc., Sr Sub Nt,
  8.8%, 8/15/08/2/                                      500    490,000   0.3
                                                            ----------   ---
                                                             3,353,000   2.1
FOOD SERVICE -- 5.2%
 American Restaurant Group, Inc., Sr Nt, 11.5%,
  2/15/03                                             1,250  1,087,500   0.7
 American Rice, Inc., Bank Debt,
  11%, 5/31/99                                          586    445,031   0.3
 Apple South, Inc., Sr Nt,
  9.75%, 6/1/06                                       1,500  1,417,500   0.9
 Domino's, Inc., Sr Sub Nt,
  10.375% 1/15/09/2/                                    625    626,563   0.4
 Foodmaker Corp., Sr Nt,
  9.75%, 11/1/03                                      1,000  1,030,000   0.6
 Fresh Foods, Inc., Sr Nt,
  10.75%, 6/1/06                                      1,500  1,410,000   0.9
 Host Marriott Travel Plaza, Sr Nt,
  9.5%, 5/15/05                                       1,250  1,278,125   0.8
 TPI Enterprises, Sub Deb,
  8.25%, 7/15/02                                      1,440    900,000   0.6
                                                            ----------   ---
                                                             8,194,719   5.2
FOREST PRODUCTS -- 2.3%
 Ainsworth Lumber Co. Ltd., Sr Nt, 12.5%, 7/15/07     1,500  1,492,500   1.0
 Crown Packaging, Ltd., Ser B Sr Nt, 10.75%, 11/1/00  2,000    900,000   0.6
 Four M Corp., Sr Nt,
  12%, 6/1/06                                           500    370,000   0.2
 Millar Western Forest Products Ltd, Sr Nt, 9.875%,
  5/15/08                                             1,125    843,750   0.5
                                                            ----------   ---
                                                             3,606,250   2.3

PACHOLDER FUND, INC.
--------------------------------------------------------------------------------
Statement of Net Assets (continued)
December 31, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                        Percent
                                                       Par              of Net
Description                                           (000)    Value    Assets
-------------------------------------------------------------------------------
HEALTH CARE -- 3.1%
 Fisher Scientific International, Inc., Sr Sub Nt,
  9%, 2/1/08                                          $1,600 $1,600,000   1.0%
 Rose Hills Co., Sr Sub Nt, 9.5%, 11/15/04             1,750  1,697,500   1.1
 Rural/Metro Corp., Sr Nt, 7.875%, 3/15/08             1,750  1,592,500   1.0
                                                             ----------   ---
                                                              4,890,000   3.1
HOME FURNISHINGS -- 0.6%
 Home Products Intl, Inc., Sr Sub Nt, 9.625%, 5/15/08  1,000    980,000   0.6
                                                             ----------   ---
HOTEL & CASINOS -- 3.1%
 Aladdin Gaming, Sr Disc Nt, 0/13.5%, 3/1/10           2,750    687,500   0.4
 Harrahs Operating Co., Inc., Sr Nt, 7.875%, 12/15/05  1,000  1,011,079   0.6
 Hollywood Park, Inc., Sr Sub Nt, 9.5%, 8/1/07         1,250  1,243,750   0.8
 Prime Hospitality Corp., Sr Sub Nt, 9.75%, 4/1/07     1,375  1,402,500   0.9
 Showboat Marina Casino, 1st Mtg, 13.5%, 3/15/03         500    565,000   0.4
                                                             ----------   ---
                                                              4,909,829   3.1
INDUSTRIAL EQUIPMENT -- 4.8%
 Anchor Lamina, Inc., Sr Sub Nt, 9.875%, 2/1/08        1,500  1,350,000   0.9
 Columbus McKinnon Corp., Sr Sub Nt, 8.5%, 4/1/08      1,250  1,175,000   0.7
 Elgin National Industries, Sr Nt, 11%, 11/1/07        1,000  1,005,000   0.6
 International Knife & Saw, Sr Sub Nt, 11.375%,
  11/15/06                                             2,250  2,306,250   1.5
 Jackson Products, Inc., Sr Sub Nt, 9.5%, 4/15/05      1,500  1,470,000   0.9
 Spin Cycle, Inc., Sr Disc Nt w/ warrants, 0/12.75%,
  5/1/05/2/                                              750    315,000   0.2
                                                             ----------   ---
                                                              7,621,250   4.8
LEISURE -- 2.0%
 Bally Total Fitness Holding Corp., Sr Sub Nt,
  9.875%, 10/15/07                                     1,500  1,470,000   1.0
 Guitar Center Mgmt., Sr Nt, 11%, 7/1/06               1,520  1,596,000   1.0
                                                             ----------   ---
                                                              3,066,000   2.0

                                                                       Percent
                                                      Par              of Net
Description                                          (000)    Value    Assets
------------------------------------------------------------------------------
NON-FERROUS METALS -- 1.6%
 Easco Corp., Sr Nt, 10%, 3/15/01                    $1,000 $1,010,000   0.6%
 Echo Bay Mines Ltd., Jr Sub Debs, 11%, 4/1/27        1,000    540,000   0.3
 Renco Metals Inc., Sr Nt, 11.5%, 7/1/03              1,000  1,030,000   0.7
                                                            ----------   ---
                                                             2,580,000   1.6
OIL & GAS -- 1.9%
 Giant Industries Inc., Sr Sub Nt, 9%, 9/1/07         1,000    950,000   0.6
 Northern Offshore ASA, Sr Nt, 10%, 5/15/05/2/        1,000    520,000   0.3
 TransContinental Corp., Sr Sec Nt, 15%, 12/1/03/2/   1,500  1,448,325   1.0
                                                            ----------   ---
                                                             2,918,325   1.9
PUBLISHING -- 5.6%
 The Learning Co., Inc., Sr Nt, 5.5%, 11/1/00         2,000  1,972,500   1.3
 Liberty Group Publishing, Inc., Sr Sub Nt, 9.375%,
  2/1/08                                              2,000  1,960,000   1.2
 Perry-Judd, Sr Sub Nt, 10.625%, 12/15/07             1,750  1,837,500   1.2
 RH Donnelley, Inc., Sr Sub Nt, 9.125%, 6/1/08        1,000  1,047,500   0.7
 Sun Media Corp., Sr Sub Nt, 9.5%, 2/15/07            1,750  1,942,500   1.2
                                                            ----------   ---
                                                             8,760,000   5.6
RETAILERS -- 3.9%
 Central Tractor Farm & Country, Sr Nt, 10.625%,
  4/1/07                                              1,500  1,537,500   1.0
 Frank's Nursery & Crafts, Sr Sub Nt, 10.25%, 3/1/08  1,750  1,723,750   1.1
 Herff Jones Inc., Sr Sub Nt, 11%, 8/15/05            1,250  1,343,750   0.9
 Travelcenters of America, Sr Sub Nt, 10.25%, 4/1/07  1,500  1,485,000   0.9
                                                            ----------   ---
                                                             6,090,000   3.9
STEEL -- 1.4%
 NS Group, Inc., Sr Nt, 13.5%, 7/15/03                2,000  2,140,000   1.4
                                                            ----------   ---

PACHOLDER FUND, INC.
--------------------------------------------------------------------------------
Statement of Net Assets (continued)
December 31, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                        Percent
                                                     Par                of Net
Description                                         (000)     Value     Assets
-------------------------------------------------------------------------------
TELECOMMUNICATIONS/CELLULAR
 COMMUNICATION -- 12.2%
 American Mobile Satellite Corp., Sr Nt, 12.25%,
  4/1/08                                            $1,000 $    620,000   0.4%
 Arch Communications Group, Inc., Sr Nt, 12.75%,
  7/1/07/2/                                          2,500    2,500,000   1.6
 Centennial Cellular, Sr Nt,
  8.875%, 11/1/01                                    1,000    1,057,500   0.7
 DTI Holdings, Inc., Sr Disc Nt, 0/12.5%, 3/1/08     2,750      715,000   0.5
 Dobson/Sygnet Communications Corp., Sr Nt, 12.25%,
  12/15/08/2/                                        1,250    1,271,875   0.8
 FaciliCom International, Sr Nt,
  10.5%, 1/15/08                                     2,000    1,600,000   1.0
 GCI, Inc., Sr Nt,
  9.75%, 8/1/07                                      1,500    1,485,000   1.0
 Metrocall Inc., Sr Sub Nt,
  10.375%, 10/1/07                                   2,000    1,960,000   1.2
 MobileMedia Communications, Inc., Bank Debt,
  10.25%, 11/1/07                                    2,477    2,408,567   1.5
 MobileMedia Communications, Inc., Sr Sub Nt,
  9.375%, 11/1/07/4/                                 1,175      141,000   0.1
 MobileMedia Communications, Inc., Sr Sub Nt,
  0/10.5%, 12/1/03/4/                                1,000      110,000   0.1
 Paging Network do Brasil Holding Co. LLC, Sr Nt,
  13.5%, 6/6/05                                        500      260,000   0.2
 Pathnet, Inc., Sr Nt,
  12.25%, 4/15/08                                    1,000      700,000   0.4
 Phonetel Technologies, Inc., Sr Nt, 12%,
  12/15/06/4/                                        3,450    1,259,250   0.8
 Price Communications Wireless, Inc., Sr Sec Nt,
  9.125%, 12/15/06/2/                                1,000    1,010,000   0.6
 Rural Cellular Corp., Sr Sub Nt, 9.625%, 5/15/08    2,050    2,055,125   1.3
                                                           ------------  ----
                                                             19,153,317  12.2
TRANSPORTATION -- 4.1%
 Greyhound Lines, Inc., Sr Nt,
  11.5%, 4/15/07                                     1,500    1,702,500   1.1
 Holt Group, Sr Nt,
  9.75%, 1/15/06/2/                                  1,000      690,000   0.4
 Moran Transportation Co., Bank Debt, 8.813%,
  12/31/05                                           2,500    2,500,000   1.6
 Moran Transport Co., 1st Mtg, 11.75%, 7/15/04       1,500    1,605,000   1.0
                                                           ------------  ----
                                                              6,497,500   4.1
Total Corporate Debt Securities
 (amortized cost $155,158,775)                              148,716,901  94.6
                                                           ------------  ----

                                                   Shares/            Percent
                                                     Par              of Net
Description                                         (000)    Value    Assets
-----------------------------------------------------------------------------
EQUITY INVESTMENTS -- 3.1%
 Aladdin Gaming/Capital Corp., Warrants,
  3/1/10/1/,/3/                                    27,500  $        0   0.0%
 Allegiance Telecom, Inc., Warrants, 2/3/08/1/,/3/  1,000           0   0.0
 American Mobile Satellite Corp.,Warrants,/1/,/3/   1,000           0   0.0
 Arch Communications Group, Inc., Common Stock/1/  39,795      57,205   0.0
 Concentric Network Corp., Pfd,
  13.5% PIK, 6/1/10                                 1,065     910,575   0.6
 DTI Holdings, Inc., Warrants, 3/1/08/1/,/3/       13,750           0   0.0
 Glasstech, Inc., Warrants, 6/30/04/1/,/3/          1,000           0   0.0
 Gulf States Steel, Warrants, 4/15/03/1/,/3/          500           0   0.0
 Harvard Industries, Inc., Common Stock/1/         41,199     314,142   0.2
 International Wireless Communications,
  Warrants/1/,/3/                                   1,000           0   0.0
 Iridium LLC and Iridium Capital Corp., Warrants,
  7/15/05/1/                                        1,000     125,000   0.1
 Optel, Inc., Class C Common Stock/1/                 750       3,000   0.0
 Orion Network Systems, Warrants, 1/15/07/1/,/3/    1,250           0   0.0
 Paging Network do Brasil Holding Co. LLC,
  Warrants/1/,/3/                                     500           0   0.0
 Pathnet Inc., Warrants, 4/15/08/1/,/3/             1,000           0   0.0
 Paxson Communications, Pfd,
  12.5% PIK, 10/31/06                               2,540   2,311,436   1.5
 Rural Cellular Corp., Pfd,
  11.375% PIK, 5/15/10                              1,057     983,419   0.6
 Sabreliner Corp., Warrants, 4/15/03/1/,/3/           500           0   0.0
 San Jacinto Holdings, Common Stock/1/,/3/          2,246           0   0.0
 TransContinental Corp, Pfd, 6%/1/                 60,000      40,980   0.0
 TCR Holding Corp., Pfd, Class B/1/                30,000       1,800   0.0
 TCR Holding Corp., Pfd, Class C/1/                16,500         923   0.0
 TCR Holding Corp., Pfd, Class D/1/                43,500       2,306   0.0
 TCR Holding Corp., Pfd, Class E/1/                90,000       5,670   0.0
 US Leather Corp., Common Stock/1/                 93,269      69,952   0.1
                                                           ----------   ---
Total Equity Investments
 (cost $6,117,748)                                          4,826,408   3.1
                                                           ----------   ---

PACHOLDER FUND, INC.
--------------------------------------------------------------------------------
Statement of Net Assets (concluded)
December 31, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                  Shares/               Percent
                                                    Par                 of Net
Description                                        (000)     Value      Assets
-------------------------------------------------------------------------------
SECURITIES LENDING PROGRAM ASSETS - 5.4%
 Morgan Stanley Corp. 5.650%, dated 12/31/98,
  matures 1/4/99, repurchase price $7,510,353     $7,510  $  7,510,353     4.8%
 Lehman Brothers Holdings, Inc. MTN Tranche
  #TR00291,
  dated 3/3/98, daily resettable floating rate
  due 3/3/00
  (at amortized cost)                              1,000       986,860     0.6
                                                          ------------   -----
 Total Securities Lending Program Assets (at
  amortized cost)                                            8,497,213     5.4
 TOTAL INVESTMENTS
  (amortized cost $169,773,736)                           $162,040,522   103.1
 Payable Upon Return of Securities Loaned                   (8,497,213)   (5.4)
 Other Assets in Excess of Liabilities                       3,646,329     2.3
                                                          ------------   -----
 Net Assets                                               $157,189,638   100.0
 Less: Outstanding Preferred Stock                         (49,000,000)
                                                          ------------
 Net Assets Applicable to 7,124,721 Shares of
  Common Stock Outstanding                                $108,189,638
                                                          ============
 Net Asset Value Per Common Share ($108,189,638 /
  7,124,721)                                                    $15.19

                                                                ======
-------------------------------------------------------------------------------

1 Non-income producing security.
2 Security exempt from registration under Rule 144A of the Securities Act of
  1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities amounted to $13,683,013 or 8.7% of net assets.
3 Board valued security. These securities amounted to $442,916 or 0.3% of net assets.
4 Security is in default.
--------------------------------------------------------------------------------
See accompanying Notes to Financial Statements.

PACHOLDER FUND, INC.
--------------------------------------------------------------------------------
Statement of Operations
For the Year Ended December 31, 1998
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT INCOME:
 Interest, dividends and other................................... $ 17,737,833
EXPENSES:
 Investment advisory fee (Note 5)................................      869,714
 Administrative fee (Note 5).....................................      168,853
 Printing, postage and other.....................................      122,325
 Custodian, transfer agent and accounting fees (Note 5)..........       61,715
 Directors' fees.................................................       60,313
 Legal fees......................................................       55,143
 Audit fee.......................................................       35,854
 Insurance.......................................................       19,866
                                                                  ------------
 Total Expenses..................................................    1,393,783
                                                                  ------------
 Net Investment Income...........................................   16,344,050
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
INVESTMENTS:
 Net realized gain/(loss) on investments.........................   (2,513,330)
 Net unrealized appreciation/(depreciation) on investments.......  (13,950,069)
                                                                  ------------
 Net realized and unrealized gain/(loss) on investments..........  (16,463,399)
                                                                  ------------
 Net increase/(decrease) in net assets resulting from
  operations.....................................................     (119,349)
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS..........................   (3,487,500)
                                                                  ------------
NET INCREASE/(DECREASE) IN NET ASSETS APPLICABLE TO COMMON
STOCKHOLDERS RESULTING FROM OPERATIONS AND DISTRIBUTIONS TO
PREFERRED STOCKHOLDERS........................................... $ (3,606,849)
                                                                  ============

--------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

---------------------------------------------------------------------------------
Statements of Changes in Net Assets

---------------------------------------------------------------------------------
                                                      For the Year  For the Year
                                                         Ended         Ended
                                                      December 31,  December 31,
                                                          1998          1997
---------------------------------------------------------------------------------
INCREASE/DECREASE IN NET ASSETS:
Operations:
 Net investment income..............................  $ 16,344,050  $ 14,719,598
 Net realized gain/(loss) on investments............    (2,513,330)    3,055,834
 Net unrealized appreciation/(depreciation) on
  investments.......................................   (13,950,069)    1,368,510
                                                      ------------  ------------
Net increase/(decrease) in net assets resulting from
 operations.........................................      (119,349)   19,143,942
                                                      ------------  ------------
DISTRIBUTIONS TO STOCKHOLDERS FROM:
 Preferred dividends of $1.42 per share.............    (3,487,500)   (3,291,554)
 Common dividends:
  Net investment income of $1.70 and net investment
   income and short-term gains of $1.715 per share,
   respectively.....................................   (12,084,472)  (11,258,184)
  Net realized long-term gains of $0.165 per share..           --     (1,169,032)
                                                      ------------  ------------
Total decrease in net assets from distributions to
 stockholders.......................................   (15,571,972)  (15,718,770)
                                                      ------------  ------------
FUND SHARE TRANSACTIONS
 (NOTES 2 AND 3):
 Net proceeds/(cost) from issuance/(exchange) of
  preferred stock...................................       (30,388)   15,858,554
 Value of 28,314 and 24,915 shares issued in
  reinvestment of dividends, respectively...........       469,141       428,876
 Net proceeds from 2,079,850 shares of common stock
  issued in rights offering after deducting
  $1,121,753 of offering expenses...................           --     32,675,810
                                                      ------------  ------------
Total increase in net assets derived from fund share
 transactions.......................................       438,753    48,963,240
                                                      ------------  ------------
Total net increase/(decrease) in net assets.........   (15,252,568)   52,388,412
NET ASSETS:
 Beginning of period................................   172,442,206   120,053,794
                                                      ------------  ------------
 End of Period......................................  $157,189,638  $172,442,206
                                                      ============  ============

--------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

PACHOLDER FUND, INC.
-------------------------------------------------------------------------------
Financial Highlights

(Contained below is per share operating performance data for a share of common stock outstanding, total return performance, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.)
-------------------------------------------------------------------------------

                                      Year Ended December 31,
                          ----------------------------------------------------
                            1998        1997       1996       1995      1994
--------------------------------------------------------------------------------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value,
 beginning of year......     $17.40      $17.44     $16.02     $16.86   $19.23
                          ---------   ---------  ---------  ---------  -------
Net investment income...       2.30        2.22       2.16       2.19     2.12
Net realized and
 unrealized gain/(loss)
 on investments.........      (2.32)       0.83       1.42      (0.06)   (1.64)
                          ---------   ---------  ---------  ---------  -------
Net increase in net
 asset value resulting
 from operations........      (0.02)       3.05       3.58       2.13     0.48
                          ---------   ---------  ---------  ---------  -------
Distributions to
 Stockholders from:
Preferred dividends.....      (0.49)      (0.49)     (0.46)     (0.29)   (0.24)
Common:
 Net investment income
  and short-term gains..      (1.70)      (1.72)     (1.70)     (1.90)   (1.92)
 Net realized long-term
  gains.................        --        (0.16)       --         --       --
                          ---------   ---------  ---------  ---------  -------
Total distributions to
 preferred and common
 stockholders...........      (2.19)      (2.37)     (2.16)     (2.19)   (2.16)
                          ---------   ---------  ---------  ---------  -------
Capital Change Resulting
 from the Issuance of
 Fund Shares:
Common Shares...........        --        (0.69)       --       (0.67)   (0.69)
Preferred Shares........        --        (0.03)       --       (0.11)     --
                          ---------   ---------  ---------  ---------  -------
                                --        (0.72)       --       (0.78)   (0.69)
                          ---------   ---------  ---------  ---------  -------
Net asset value, end of
 year...................     $15.19      $17.40     $17.44     $16.02   $16.86
                          =========   =========  =========  =========  =======
Market value per share,
 end of year............     $16.38      $18.19     $17.88     $17.38   $16.75
                          =========   =========  =========  =========  =======
TOTAL INVESTMENT RETURN:
Based on market value
 per common share(/1/)..      (0.16%)     13.23%     14.37%     16.04%  (11.12%)
Based on net asset value
 per common share(/2/)..      (3.19%)     15.44%     20.40%     10.68%    0.72%
RATIOS TO AVERAGE NET
 ASSETS(/3/):
 Expenses...............       0.83%       1.47%      1.80%      0.86%    1.64%
 Net investment income..       9.72%       8.92%      9.21%     10.45%   10.17%
SUPPLEMENTAL DATA:
Net assets at end of
 year, net of preferred
 stock (000)............   $108,190    $123,442    $87,054    $79,596  $58,925
Average net assets
 during year, net of
 preferred stock (000)..   $119,223    $118,893    $83,074    $79,614  $59,002
Portfolio turnover
 rate...................         88%        116%        76%        83%     102%
Number of preferred
 shares outstanding at
 end of year............  2,450,000   2,450,000  1,650,000  1,650,000    8,600
Asset coverage per share
 of preferred stock
 outstanding at end of
 year...................        $64         $70        $73        $66   $7,852
Liquidation and average
 market value per share
 of preferred stock.....        $20         $20        $20        $20   $1,000
--------------------------------------------------------------------------------

/1/Total investment return excludes the effects of commissions.
/2/Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Rights offerings, if any, are assumed, for purposes of this calculation, to be fully subscribed under the terms of the rights offering.
/3/Ratios calculated on the basis of expenses and net investment income applicable to both the common and preferred shares relative to the average net assets of both the common and preferred shareholders.
See accompanying Notes to Financial Statements.

PACHOLDER FUND, INC.
-------------------------------------------------------------------------------
Notes to Financial Statements
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES -- Pacholder Fund, Inc. (the "Fund") is a closed-end, diversified management investment company registered under the Investment Company Act of 1940. The Fund seeks a high level of total return through current income and capital appreciation by investing primarily in high yield, high risk fixed income securities of domestic companies. The Fund was incorporated under the laws of the State of Maryland in August, 1988.

 The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

 A. SECURITY VALUATIONS -- Portfolio securities are priced at the bid side of the market by an independent pricing service. Restricted securities, portfo-lio securities not priced by the independent pricing service and other as-sets are valued at fair value as determined under procedures established by the Board of Directors. At December 31, 1998, there were board valued secu-rities of $442,916 or 0.3% of net assets as of such date. Short-term obliga-tions with remaining maturities of 60 days or less at the date of purchase are valued at amortized cost.

 B. FEDERAL TAXES -- It is the Fund's policy, to make sufficient distributions to shareholders of net investment income and net realized capital gains to comply with the requirements of the Internal Revenue Code applicable to reg-ulated investment companies. A provision of $32,828 for federal excise tax is required at December 31, 1998 because the Fund distributed less than 98% of net investment income, although the Fund did comply with the Internal Revenue Code's requirements applicable to investment companies.

 C. SECURITIES TRANSACTIONS -- Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on securities transactions are determined on an identified cost basis. Interest and dividend income is recorded on an accrual basis. The Fund amortizes discounts or premiums on purchases of portfolio securities on the same basis for both financial reporting and tax purposes. The Fund has elected to defer the accretion of market discount until disposition of the security.

 D. SECURITY LENDING -- The Fund lends its securities to approved brokers to earn additional income and receives cash as collateral to secure the loans. Collateral is maintained at not less than 102% of the value of loaned secu-rities. Although the risk of lending is mitigated by the collateral, the Fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them.

 E. INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS -- Interest income and ex-penses are accrued at least weekly. Dividends to stockholders are paid from net investment income monthly, and distributions of net realized capital gains, if any, are paid at least annually. Dividends to preferred stockhold-ers are accrued at least weekly and are paid quarterly from net investment income.

 F. UNFUNDED COMMITMENTS -- As of December 31, 1998, the Fund had unfunded commitments to loan up to $338,417, at the option of the borrower, pursuant to the Fund's investment in the loan agreement with American Rice, Inc.

 G. WHEN, AS AND IF ISSUED SECURITIES -- The Fund may engage in "when-issued" or "delayed delivery" transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liq-uid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market weekly and begin earning interest on the settlement date. No "when-issued" or "delayed delivery" purchase commitments were included in the portfolio of investments as of December 31, 1998.

 H. ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make esti-mates and assumptions that affect the reported amounts of assets and liabil-ities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses dur-ing the reporting period. Actual results could differ from those estimates.

2. COMMON STOCK -- At December 31, 1998, there were 47,550,000 shares of com-mon stock with a $.01 par value authorized and 7,124,721 shares outstanding. During the year ended December 31, 1998, the Fund issued 28,314 shares of common stock in connection with its dividend reinvestment plan.

 On March 14, 1997, the Fund issued 2,079,850 shares of common stock at $16.25 per share as part of a rights offering for the common stockholders of the Fund. Expenses related to the rights offering totaling $1,121,753 were re-corded as a reduction of the proceeds of the offering. These expenses in-cluded $304,178 paid to Winton Associates, Inc., a wholly-owned subsidiary of Pacholder Associates, Inc. (an affiliate of the Fund's investment advisor), for financial and advisory services, including advising the Fund regarding the structure of the rights offering and the materials utilized therewith, coordinating the distribution arrangements for the rights offering, and pro-viding information and support services to soliciting broker-dealers.

PACHOLDER FUND, INC.
-------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

3. PREFERRED STOCK -- On March 3, 1997, the Fund exchanged 1,650,000 shares of Series A Cumulative Preferred Stock and issued 800,000 shares of Series B Cu-mulative Preferred Stock in a private sale at an offering price of $20 per share. Dividends on these shares are payable quarterly at an annual rate of 7.15% for the Series A shares and 7.05% for the Series B shares. The pre-ferred stock is subject to mandatory redemption on March 2, 2002, at a re-demption price equal to $20 per share, plus accumulated and unpaid dividends. The preferred stock is also subject to special mandatory redemption at a re-demption price of $20 per share, plus accumulated and unpaid dividends and a premium, as defined, if the Fund is not in compliance with the required asset coverage, other financial tests and restrictions set forth in its charter. In general, the holders of the preferred stock and the common stock vote to-gether as a single class, except that the preferred stockholders, as a sepa-rate class, vote to elect two members of the Board of Directors, and separate votes are required on certain matters that affect the respective interests of the preferred stock and common stock. The preferred stock has a liquidation preference of $20 per share, plus accumulated and unpaid dividends. The of-fering expenses of the preferred stock were $127,124, which were recorded as a reduction of paid-in capital for common stockholders. These expenses in-cluded $60,000 paid to Winton Associates, Inc. for financial and advisory services, including advising the Fund regarding the structure of the pre-ferred stock, and coordinating the arrangements of the private placement of preferred stock offering. The expenses related to the transaction were $14,322, which were recorded as a reduction of paid-in capital for common stockholders.

 On December 14, 1998, the Fund issued Series C Preferred Stock and Series D Preferred Stock in exchange for all of the Fund's Series A Preferred Stock and Series B Preferred Stock. The Series C and D shares have substantially identical terms and conditions to the Series A and B shares, with the excep-tion of a less restrictive asset coverage test. At December 31, 1998, accrued preferred dividends were $174,375. The expenses related to the transaction were $30,388, which were recorded as a reduction of paid-in capital for com-mon stockholders.

4. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of securities (ex-cluding commercial paper) for the year ended December 31, 1998 aggregated $155,559,305 and $152,687,394, respectively.

 At December 31, 1998, the federal income tax basis of securities was $161,276,523; unrealized depreciation aggregated $7,733,214, of which $4,128,342 related to appreciated securities and $12,160,931 related to de-preciated securities.

 At December 31, 1998, the Fund had available a capital loss carryforward of $2,513,330, which expires in 2006, to offset any future net capital gains.

5. TRANSACTIONS WITH INVESTMENT ADVISOR, ADMINISTRATOR AND ACCOUNTING SERVICES AGENT -- The Fund has an investment advisory agreement with Pacholder & Com-pany, LLC (the "Advisor") pursuant to which the Advisor serves as the Fund's investment advisor. The Fund pays the Advisor an advisory fee that varies based on the total return investment performance of the Fund for the prior 12-month period relative to the percentage change in the CS First Boston High Yield Index(TM). The fee, which is accrued at least weekly and paid quarter-ly, ranges from a maximum of 1.40% to a minimum of 0.40% (on an annualized basis) of the average net assets of the Fund. For the year ended December 31, 1998, the Fund's total return was (3.19%). For the same period, the total re-turn of the CS First Boston High Yield Index(TM) was 0.58%. For the year ended December 31, 1998, the advisory fee is calculated based on 0.52% of av-erage net assets of the Fund. Certain officers and directors of the Fund are also managers of the Advisor. At December 31, 1998, accrued advisory fees were $323,309.

 The Fund has an administrative services agreement with Kenwood Administrative Management, L.P. ("KAM") (an affiliate of the Advisor) pursuant to which KAM provides certain administrative services to the Fund. Under the agreement, KAM receives from the Fund a fee, accrued at least weekly and paid monthly, at the annual rate of 0.10% of the average weekly net assets of the Fund. At December 31, 1998, accrued administrative fees were $13,521.

 The Fund has an agreement with Pacholder Associates, Inc. (an affiliate of the Advisor) to provide portfolio accounting and pricing services to the Fund. Under the agreement, Pacholder Associates, Inc. receives from the Fund a fee, accrued at least weekly and paid monthly, at the annual rate of 0.025% of the first $100 million of the Fund's average weekly net assets and 0.015% of such assets in excess of $100 million. At December 31, 1998, accrued ac-counting fees were $3,729.

PACHOLDER FUND, INC.
--------------------------------------------------------------------------------
Notes to Financial Statements (Concluded)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

6. NET ASSETS CONSIST OF:

                                                    December 31,  December 31,
                                                        1998          1997
                                                    ------------  ------------
Common Stock ($.01 par value)...................... $     71,247  $     70,964
Preferred Stock....................................   49,000,000    49,000,000
Paid-in capital....................................  117,319,801   116,868,368
Undistributed net investment income................    1,045,134       273,056
Accumulated net realized gain/(loss) on
 investments.......................................   (2,513,330)       12,963
Unrealized appreciation/(depreciation) on
 investments.......................................   (7,733,214)    6,216,855
                                                    ------------  ------------
                                                    $157,189,638  $172,442,206
                                                    ============  ============

7. SUBSEQUENT EVENT:

 On January 19, 1999, the Fund filed a registration statement on Form N-2 with the Securities and Exchange Commission ("SEC"). Upon approval from the SEC and the Fund's Board of Directors the Fund will commence a rights offering that will increase the common shares and assets of the Fund.

PACHOLDER FUND, INC.
--------------------------------------------------------------------------------
Independent Auditors' Report
---------------------------------------
--------------------------------------------------------------------------------

To the Stockholders and Directors
Pacholder Fund, Inc.

  We have audited the accompanying statement of net assets of Pacholder Fund, Inc., including the schedule of investments, as of December 31, 1998, the re-lated statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these fi-nancial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial high-lights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of De-cember 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant esti-mates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pacholder Fund, Inc. at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
Dayton, Ohio
February 5, 1999

--------------------------------------------------------------------------------


                              Pacholder Fund, Inc.



                                 Annual Report
                               December 31, 1998

--------------------------------------------------------------------------------

                              PACHOLDER FUND, INC.

--------------------------------------------------------------------------------


                             Directors and Officers

 William J. Morgan                      Anthony L. Longi, Jr.
 Chairman and Treasurer                 President


 John F. Williamson                     James P. Shanahan, Jr.
 Director                               Secretary


 George D. Woodard                      James E. Gibson
 Director                               Senior Vice President


 Daniel A. Grant                        Mark H. Prenger
 Director                               Assistant Treasurer

                              Investment Objective
             A closed-end fund seeking a high level of total return
               through current income and capital appreciation by
      investing primarily in high yield, high risk fixed income securities of domestic companies.

                               Investment Advisor
                            Pacholder & Company, LLC

                                 Administrator
                    Kenwood Administrative Management, L.P.

                                   Custodian
                                Star Bank, N.A.

                                 Transfer Agent
                                Star Bank, N.A.

                                 Legal Counsel
                             Piper & Marbury L.L.P.

                              Independent Auditors
                             Deloitte & Touche LLP

                               Executive Offices
                              Pacholder Fund, Inc.
                              8044 Montgomery Road
                                   Suite 382
                              Cincinnati, OH 45236
                                 (513) 985-3200

--------------------------------------------------------------------------------

    This report is sent to the shareholders of Pacholder Fund, Inc. for their information. It is not a prospectus, offering circular or other representation intended for use in connection with the purchase or sale of shares of the Fund or any securities mentioned in this report.


--------------------------------------------------------------------------------